Welcome Shareholders Horizon Bancorp’s 2013 Annual Meeting

Thomas H. Edwards President Horizon Bank, NA

This presentation may contain forward-looking statements regarding the financial performance, business, and future operations of Horizon Bancorp and its affiliates (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future results or performance. As a result, undue reliance should not be placed on these forward-looking statements, which speak only as of the date hereof. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions, and although management believes that the expectations reflected in such forward-looking statements are accurate and reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause our actual results to differ materially include those set forth in “Item 1A Risk Factors” of Part I of Horizon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012. Statements in this presentation should be considered in conjunction with such risk factors and the other information publicly available about Horizon, including the information in the filings we make with the Securities and Exchange Commission. Horizon does not undertake, and specifically disclaims any obligation, to publicly release any updates to any forward-looking statement to reflect events or circumstances occurring or arising after the date on which the forward-looking statement is made, or to reflect the occurrence of unanticipated events, except to the extent required by law. Forward-Looking Statements

140 Years of Asset Growth 140 Year CAGR: 7.22% Horizon Has Come a Long Way in 140 Years

Excellent Commercial Loan Growth 2000-2012 CAGR: 14.7% CAGR w/out acquisitions: 11.7% Alliance Am Tru Heartland Growth in Commercial Loans

Outstanding Loan Growth in Kalamazoo * Amounts shown are month averages Kalamazoo Loan and Deposit Growth *

Remarkable Progress in Indianapolis * Amounts shown are month averages Indianapolis Loan and Deposit Growth *

2006-2012 CAGR: 13.1% 2012 Record Retail Mortgage Volume Mortgage Loan Volume Composition 44% Purchases 56% Refinance 2012 and 1Q13

Continued Growth in Number of Households * Excludes indirect loan households 2001-2012 CAGR: 8.3% Alliance Am Tru Heartland Indicates Acquisition Retail Households Served *

Horizon’s Sound Credit Culture

Lower Delinquency As a Percentage Of Loans 2012 Industry Average 0.70% Heartland Indicates Acquisition Loans Past Due 30 to 89 Days to Total Loans Am Tru

Note: Heartland Bancshares acquisition was completed on July 17, 2012 Decline in Provision Expense as Non-Performing Loans Improve Asset Quality Continues to Improve

Horizon Consistently Outperforms Peer Groups in Asset Quality Note: Heartland Bancshares acquisition was completed on July 17, 2012 Source: FDIC Uniform Bank Performance Reports as of 12/31/12. Bank Level. Indiana Peers: custom group of 16 publicly traded banks headquartered in the state of Indiana. National peer group consists of insured commercial banks having assets between $1 billion and $3 billion Non-Accrual Loans + 90PD + OREO to Gross Loans + OREO

Craig M. Dwight Chief Executive Officer

State of the Banking Industry & Economic Outlook

Earnings Continue to Improve For Banks in Indiana & Michigan Year Indiana (In millions) Michigan (In millions) 2012 $648 $763 2011 $487 $260 2010 $267 -$321 2009 -$101 -$663 2008 -$57 -$2,129 2007 $442 $896 2006 $525 $2,195 Source: UBPR for States of IN & MI Commercial Banks Only

Source: SNL Financial LC; Average NIM for all Regulatory Depositories; Top Tier Consolidated data 35 basis point decline Downward Pressure on Net Interest Margins Bank Industry Average Net Interest Margin

Regulatory Burden Increasing Adds Uncertainty 40% of Dodd Frank Act Implemented 136 rules are finalized out of 398 required 18,102 pages in the Federal Register Basel III Capital Rules Still Pending Opportunity for Well Managed Bank

Source: www.stats.indiana.edu National, Indiana and Michigan Unemployment Rates Increasing Unemployment Rates

Unemployment Rate Trends Economic Outlook… Slow Growth with Numerous Risks At Home Federal Reserve Bank’s – “QE 4” Bond Purchases Continue Fed Funds Rate: Exceptionally Low Levels through 2014 Government Debt Levels Increasing Federal Government’s Sequester And Abroad Europe Continues to Struggle China’s Growth Slowing Downgrade of UK’s Government Bond Rating

What Got Us Here Today Will Not Get Us There Tomorrow

Where is Horizon Today?

The Right Side of Chicago

29 Locations & Growing 2

Shares Outstanding 8.6 Million 1-Year ADTV (1) 24,169 Shares Market Cap (2) $166.3 Million Total Assets (3) $1.7 Billion Total Deposits (3) $1.3 Billion Ownership (4) Insiders Employee Benefit Plans Institutional & Mutual Funds Source: SNL Financial, LC; Average Daily Trading Volume as of April 30, 2013 As of April 30, 2013 at $19.30 per common share Total Assets & Deposits as of March 31, 2013 Per Proxy Statement dated March 22, 2013 and 13F Forms Corporate Profile 26% Employee & Insider Ownership 8% 18% 24%

Horizon’s Story Financial Strength Consistent Performance Superior Returns Steady Growth

1999 2004 2005 2012 Mortgage Warehousing Established Entered St. Joseph Michigan Market Entered South Bend and Elkhart Market Acquired Alliance Bank Entered Lake County Market Acquired American Trust Bank Entered Kalamazoo Michigan Market Entered Indianapolis Market Acquired Heartland Community Bank 2010 2006 2002 2003 Acquired Anchor Mortgage 2008 International Liquidity Crisis Mortgage Loan Originators 6 16 32 Full Service Branches 9 14 29 Commercial Loan Officers 8 15 24 Company on the Move

Record Earnings “Thirteen” Consecutive Years 2000-2012 CAGR: 14.6% Dollars in Millions 86% Increase Net Income History

Record Earnings First Quarter 2013 92% Increase First Quarter Earnings History

Dollars in Millions 2000-2012 Loan CAGR: 9.8% 2000-2012 Core Funding CAGR: 10.0% Balanced Growth Loan and Core Funding

Horizon is More Efficient than Our Peers Peer Source: SNL Financial, LC Efficiency Ratio: Horizon vs. Peers

2012 Milestones Total Shareholder Return of 74.4% Two Dividend Increases 3:2 Stock Split Successful Merger & Integration of Heartland Community Bank Opened Three New Offices Kalamazoo, Michigan Valparaiso, Indiana Indianapolis, Indiana

What Will Get Us There Tomorrow

What Will Get Us There Tomorrow Focus Solid Foundation Invest in the Future Deliver on Service Guarantees

#1 – Business Banking #2 – Retail Banking #3 – Wealth Management #4 – Retail Mortgage Banking #5 – Mortgage Warehousing Complementary Revenue Streams that are Counter-Cyclical to Varying Economic Cycles Focus

People First Great Team of Advisors – Who Get Things Done Good Corporate and Individual Values Local Presence & Engagement Excellent Reputation Strong Financial Performance Solid Foundation

Invest in the Future Mortgage Revenues will Decline Based on Normal Interest Rate Cycles Invest in Revenue Growth Opportunities Commercial and mortgage lending teams Wealth & investment management team Market expansion Acquisitions

Deliver on Service Guarantees Speed Accuracy Availability

Invest in Horizon

Shareholder Value Plan - Since 2001 Dividends Uninterrupted Dividends for more than 25 Years Dividend Increases Aligned with Earnings Growth Improving Liquidity Stock Splits in 2001, 2003, 2011 and 2012 Common Stock Issued in Heartland Acquisition Steady Growth in Net Book Value & EPS Enrolled in Russell 2000 Index in 2012

Highly Regarded In Our Communities Nine out of Ten Customers Would Refer a Friend 3rd Party Survey, Stratus Group Consultants, Inc. Best Bank Twelve out of the Last Thirteen Years The News Dispatch Readers Poll Best Wealth Management Company NW Indiana Business Quarterly Best Place to Work NW Indiana Business Quarterly Family Friendly Work Policies Clarian Award

Highly Regarded For Financial Performance Ranked in the Top 200 Community Banks for Financial Performance for the Years 2008, 2009, 2010, 2011 & 2012 US Banker & ABA Magazines Named to KBW Bank Honor Roll (2nd Consecutive Year) Performance Measured over the Past Ten Years One of Only 47 Publicly Traded Banks Selected in the United States “For the five-year period between 2007 and 2012, KBW Bank Honor Roll members significantly outperformed the banking industry and the market” (KBW Research) KBW Bank Honor Roll Criteria: At least $500 million in assets No annual loss reported in net income in the past decade 2012 annual reported net income per share before extraordinary items equal to or greater than peak net income per share over the past 10 years Consecutive increases in net income per share before extraordinary items since 2009
Highly Regarded For Financial Performance Ranked in the Top 200 Community Banks for Financial Performance for the Years 2008, 2009, 2010, 2011 & 2012 US Banker & ABA Magazines Named to KBW Bank Honor Roll (2nd Consecutive Year) Performance Measured over the Past Ten Years One of Only 47 Publicly Traded Banks Selected in the United States “For the five-year period between 2007 and 2012, KBW Bank Honor Roll members significantly outperformed the banking industry and the market” (KBW Research) KBW Bank Honor Roll Criteria: At least $500 million in assets No annual loss reported in net income in the past decade 2012 annual reported net income per share before extraordinary items equal to or greater than peak net income per share over the past 10 years Consecutive increases in net income per share before extraordinary items since 2009

Horizon Outperforms the Market For Total Shareholder Return As of April 30, 2013 SNL U.S. Bank: Includes all Major Exchange Banks in SNL's coverage universe. SNL Midwest U.S. Bank: Includes all Major Exchange Banks in SNL's coverage universe headquartered in IA, IN, IL, KS, KY, MI, MN, MO, ND, NE, OH, SD, WI. Horizon Bancorp: 5-Year Total Return Comparison

Thank You for Your Investment in Horizon Bancorp

Chairman Emeritus & Independent Lead Director

Questions

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